UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      October 27, 2004
                                                      --------------------------


                         PROVECTUS PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)


       Nevada                          0-9410                   90-0031917
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
 Incorporation or Organization)      File Number)         Identification Number)

 7327 Oak Ridge Highway, Suite A, Knoxville, Tennessee          37931
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       (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:    865/769-4011
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.1. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting   material  pursuant  to  Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement   communications   pursuant  to  Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications   pursuant  to  Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.  Other Events.

Provectus Pharmaceuticals, Inc. (OTCBB: PVCT) (UIR:FRK2541) announced today, October 27, 2004, that one of the largest national distributors of pharmaceutical products has accepted delivery of the company's Pure-ific antibacterial hand spray for sale in 504 stores in the western region of the United States.

"We are particularly happy to get this campaign started right now, at the onset of cold and flu season, and we expect to build upon this beginning and extend sales into other regions of the country," said Pure-fic President Timothy C. Scott, Ph. D. "This first shipment of product is destined for sales in the states of California, Utah, Arizona, and Washington."

Pure-ific, which comes in a 1-ounce can, immediately kills up to 99.9 percent of germs on skin and prevents re-growth for up to six hours. Packaged as a quick-drying spray, Pure-ific is useful for mothers, travelers, and anyone else concerned about the spread of germs. Unlike gel sanitizers, Pure-ific Antibacterial Hand Spray leaves no sticky residue and is appropriate both for hands and for hard surfaces, such as toilet seats.

Provectus Pharmaceuticals Inc. plans to license and sell products in three sectors of the health-care industry: 1) prescription medications and treatments,
2) medical devices, and 3) over-the-counter (OTC) pharmaceuticals, such as Pure-ific. Prescription drug products and devices address several forms of difficult-to-treat cancers as well as diseases of the skin. OTC products address complementary markets, primarily those involving skin care and comfort.

The company's offices and laboratory are located at 7327 Oak Ridge Highway, Suite A Knoxville, TN 37931; telephone: 865/769-4011. For more information, contact the company at info@pvct.com or visit the corporate Web site: www.pvct.com.

Forward-Looking Statements

This information and others statements issued or made from time to time by the company or its representatives contain statements that may constitute forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the company and members of its management teams as well as the assumptions on which the statements are based. Prospective investors are cautioned that such forward-looking statements are not guarantees of future performance and involve risks and uncertainties,and that actual results may differ materially from those contemplated by such forward-looking statements.
___________________________

Corporate Contact: Provectus Pharmaceuticals, Craig Dees, CEO (865) 769-4011 Media Contacts: Emily Carlton or George Pappas, HKA, Inc., 714 426-0444 (PDT), Emily@hkamarcom.com

Source: Provectus Pharmaceuticals Inc.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Provectus Pharmaceuticals, Inc.


Dated:   October 27, 2004             By:/s/ H. Craig Dees
                                      ------------------------------------------
                                      H. Craig Dees
                                      Chief Executive Officer